                                                                  EXHIBIT 10.8.7

                               LICENSE AGREEMENT

This License Agreement (this "Agreement") is entered into as of the 30th day of
                              ---------
December, 1999 ("Execution Date"), and between Annuncio Software, Inc., a California corporation with an office at 2440 El Camino Real, Mountain View, CA 94040 ("Annuncio"), and E-Stamp Corporation, a Delaware corporation having an
        --------
office at 2855 Campus Drive, San Mateo CA 94403 ("Licensee"). The parties agree
                                                  --------
that the Effective Date of this Agreement was August 1, 1999.
         --------------

                                  BACKGROUND

WHEREAS, Annuncio has developed certain Internet marketing automation software known as Annuncio Live TM; and

WHEREAS, Licensee wishes to obtain a non-exclusive license to use such software to automate its Internet and integrated marketing campaigns.

IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

ARTICLE 1. DEFINITIONS

Section 1.1. Definitions. As used in this Agreement, the following terms shall
             -----------
have the meanings set forth below:

     (a) "ANNUAL MAINTENANCE FEE" means the annual fee to be paid by Licensee to Annuncio in exchange for the provision of maintenance and support services, as further described in Section 5.1.

     (b) "ANNUNCIO DOCUMENTATION" means the documentation provided by Annuncio to Licensee to be used in conjunction with the Software.

     (c) "CONFIDENTIAL INFORMATION" means any information disclosed by one party (the "Disclosing Party") to the other (the "Receiving Party") in connection with this Agreement which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary", or which, if disclosed orally, is identified at the time of initial disclosure as confidential and such identification is reduced to a writing delivered to the Receiving Party within thirty (30) days of such oral disclosure.

     (d) "DESIGNATED SYSTEM" means the specific computer equipment at Licensee's address listed above as set forth in Exhibit B.

     (e) "LICENSE FEE" means the fee for the license rights granted herein, as set forth in Exhibit B.

     (f) "LICENSEE MATERIALS" means the text, customer data and other material supplied by Licensee and used in conjunction with the Software.

     (g) "SOFTWARE" means Annuncio's proprietary software as further described in Exhibit A, in object code form, and any updates or upgrades thereto provided by Annuncio hereunder.

     (h) "TERM" means the term of the license hereunder, as set forth in Exhibit B

ARTICLE 2. SOFTWARE LICENSE

Section 2.1. License Grant. Subject to all the terms and conditions of this
             -------------
Agreement, Annuncio hereby grants to Licensee, during the Term, a non-exclusive, non-transferable, non-sublicensable license to use the Software along with any accompanying Annuncio Documentation solely on the Designated System, and solely for Licensee's internal use as part of Licensee's Internet marketing solution. Licensee may make a reasonable number of copies solely for backup or archival purposes or for internal replicate system test purposes for internal use only. All rules in this license agreement govern these copies.

Section 2.2. Restrictions. Licensee may not (i) copy or otherwise reproduce the
             ------------
Software other than as expressly set forth above; (ii) rent, transfer or grant any rights in the Software or Annuncio Documentation in any form to any person,
(iii) permit third parties to benefit from the use or functionality of the Software via a timesharing, service bureau or other similar arrangement.

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Section 2.3. Proprietary Rights Notices. Licensee shall neither alter nor remove
             --------------------------
any copyright notice or other proprietary rights notices which may appear on the Software or on or in any Annuncio Documentation delivered to Licensee hereunder. In addition, Annuncio agrees that any reproduction of the Software or the Annuncio Documentation (or any portion thereof) authorized by Annuncio shall include such copyright and other proprietary rights notices as are currently contained thereon or as may be reasonably specified from time to time by Annuncio.

Section 2.4. No Sale. This license is not a sale. Title and copyrights to the
             -------
Software, Annuncio Documentation and any copy made by Licensee remain with Annuncio. Unauthorized copying of the Software or Annuncio Documentation, or failure to comply with the above restrictions, will result in automatic termination of this Agreement and will make available to Annuncio other legal remedies.

Section 2.5. Reservation of Rights. Annuncio hereby reserves to itself all
             ---------------------
rights in and to the Software not expressly granted to Licensee herein. Licensee shall have no rights in or to the Software except as expressly granted herein.

Section 2.6. No Reverse Engineering Licensee shall not, and shall not permit any
             ----------------------
third party to, alter, modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble, or otherwise attempt to derive computer source code from, as applicable, the Software, except as may be expressly permitted by applicable local law.

Section 2.7. Proprietary Rights of Licensee. Licensee shall retain all of its
             ------------------------------
right, title and interest in and to all patent rights, trademarks, trade names, inventions, copyrights, know-how and trade secrets relating to the Licensee Materials.

ARTICLE 3. VERIFICATION

Section 3.1. Certification. Upon Annuncio's written request, Licensee shall
             -------------
Annuncio with a signed certification verifying that (i) the Software is being used pursuant to the provisions of this Agreement and (ii) listing the locations, and types of the Designated Systems on which the Software is run.

Section 3.2. Audit. Annuncio may, on a quarterly basis, audit Licensee's use of
             -----
the Software. Any such audit shall be conducted during regular business hours at Licensee's facilities, shall not unreasonably interfere with Licensee's business activities.

ARTICLE 4. DELIVERY AND PAYMENT

Section 4.1. Delivery. One (1) object code version of the Software and one (1)
             --------
copy of the Annuncio Documentation were delivered on or about July 21, 1999.

Section 4.2. License Fee. In consideration for the license granted hereunder,
             -----------
Licensee shall pay Annuncio, within thirty (30) days following the Execution Date, the applicable License Fee, as set forth in Exhibits B and B-1.

Section 4.3. Annual Maintenance Fee. In consideration for the maintenance and
             ----------------------
support services as set forth in Section 5.1, Licensee shall pay Annuncio, within thirty (30) days of the Execution Date, the applicable Annual Maintenance Fee. The beginning date for the maintenance shall be the Effective Date, as defined above.

Section 4.4. Late Payments. If the License Fee is not paid when due, in addition
             -------------
to any other remedy otherwise available to Annuncio, Annuncio may impose interest or overdue charges and payments at the rate of one-and-one-half percent (1.5%) per month (or, if less, the maximum amount permitted by law), until Licensee is current on all payments.

Section 4.5. Taxes. Licensee shall pay all sales, use and excise taxes relating
             -----
to, or under, this Agreement, unless Licensee is exempt from the payment of such taxes and provides Annuncio with evidence of such exemption.

ARTICLE 5. PROFESSIONAL SERVICES

Section 5.1. Maintenance and Support. Upon payment by Licensee of the applicable
             -----------------------
Annual Maintenance Fee, and throughout the applicable Maintenance Period (as defined in Section 5.2), Annuncio shall provide Licensee with maintenance and support services ("Maintenance Services") concerning the use and operation of the Software. Such Maintenance Services shall be provided in accordance with the Standard Software Support Terms and Conditions, attached hereto as Exhibit D, or pursuant to any agreement the parties may enter into regarding such support. Maintenance Services provided by Annuncio are separate from any services provided by Annuncio pursuant to Section 5.3, and Licensee may obtain either Maintenance Services or consulting services without obtaining the other.

Section 5.2  Maintenance Period. Subject to Licensee's payment of the Annual
             ------------------
Maintenance Fee, the initial maintenance and support period (a "Maintenance Period") shall begin upon the Effective Date and end one year from such date. After such first Maintenance Period and for as long as Annuncio is offering Maintenance Services for the Annuncio Software, Licensee shall automatically receive Maintenance Services for successive twelve (12)-month periods at Annuncio's then current Annual Maintenance Fee for such Maintenance Periods. Annuncio shall provide Licensee with notice of such renewal at least ninety (90) days prior to such renewal date, and Licensee may elect to discontinue maintenance and support services by written notification delivered to Annuncio at least thirty (30) days prior to such renewal date. The applicable Annual Maintenance Fees shall be invoiced upon renewal and shall be due within thirty
(30) days of receipt of such invoice.

Section 5.3. Consulting and Training Services. Upon request by Licensee,
             --------------------------------
Annuncio shall provide Licensee with consulting and training services in addition to the general maintenance and support offered pursuant to Section 5.1. Such consulting and training services shall be provided on Annuncio's then-current terms and conditions and at Annuncio's then-current rates. Any consulting or training services acquired from Annuncio shall be bid separately from the Software-License and Licensee may acquire either Software Licenses or consulting services without acquiring the other.

Section 5.4. Non-solicitation. Neither party shall solicit for hire any
             ----------------
employee, consultant or subcontractor of the other party during the term of this Agreement and for a period of six (6) months thereafter. In the event either party hires any employee, consultant or subcontractor of the other party within the six (6)-month period following such person's having worked with the party soliciting that employee, consultant or subcontractor, the party so soliciting for hire shall promptly pay the other party a finder's fee equivalent to twenty-five percent (25%) of the annual compensation package offered to such person by the party soliciting such person for hire

Section 5.5. Expenses. For any on site services requested by Licensee, Licensee
             --------
shall reimburse Annuncio for all reasonable out-of-pocket travel and business expenses incurred by Annuncio in performing any of the services set forth in this Section 5, provided that Annuncio has obtained Licensee's prior approval of such expenses.

ARTICLE 6. MARKETING ACTIVITIES

The marketing terms set forth in Exhibit C will apply.

ARTICLE 7. REPRESENTATIONS, WARRANTIES, DISCLAIMERS

Section 7.1. General. Each party hereby represents and warrants to the other
             -------
that (i) such party has the right, power and authority to enter into this Agreement and to fully perform all its obligations hereunder; and (ii) the making of this Agreement does not violate any agreement existing between such party and any third party.

Section 7.2. Limited Warranty. Annuncio hereby warrants to Licensee that the
             ----------------
Software as delivered by Annuncio to Licensee shall perform substantially in accordance with the Annuncio Documentation for a period of ninety (90) days from the date the Software is delivered to Licensee. In the event of a breach of the foregoing warranty, Annuncio's sole obligation, and Licensee's sole remedy, shall be the replacement or modification of the defective Software, at no charge to Licensee.

Section 7.3. Year 2000. Annuncio warrants that the Software will: (a) include
             ---------
Year 2000 date conversion and compatibility capabilities including, but not limited to: century recognition; calculations which accommodate same century and multi-century formulas and date values; correct sort ordering and interface values that reflect the century; (b) manage and manipulate data involving dates, including single century formulas and multi-century formulas, and will not cause an abnormal function or abort within the application or result in the generation of incorrect values or invalid outputs including such dates; (c) provide that all date-related user interface functionalities and data fields include the indication of the correct century; and (d) provide that all date-related system or application to application data interface functionalities will include the indication of the correct century. In the event of a breach of the foregoing warranty, Annuncio's sole obligation, and Licensee's sole remedy, shall be the replacement or modification of the defective Software, at no charge to Licensee.

Section 7.4. Intellectual Property Warranty. Annuncio hereby warrants to
             ------------------------------
Licensee that, to the best of Annuncio's knowledge, as of the Effective Date, the Software does not infringe the United States patent, copyright, trademark or trade secret of any third party.

Section 7.5. Software Performance Disclaimer. ANNUNCIO MAKES NO, AND HEREBY
             -------------------------------
EXPRESSLY DISCLAIMS ANY, WARRANTY (1) OF CONTINUOUS OR UNINTERRUPTED OPERATION OF THE ANNUNCIO PRODUCT,

(2) THAT THE ANNUNCIO PRODUCT WILL RUN PROPERLY ON ALL HARDWARE OR COMBINATIONS THEREOF, OR (3) THAT THE ANNUNCIO PRODUCT WILL MEET LICENSEE'S REQUIREMENTS OR THE REQUIREMENTS OF ANY OF LICENSEE'S CUSTOMERS.

Section 7.6. Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE
             -------------------
ANNUNCIO PRODUCT, THE ANNUNCIO DOCUMENTATION AND ANY OTHER ITEMS OR GOODS LICENSED OR DELIVERED TO LICENSEE HEREUNDER ARE LICENSED OR DELIVERED TO LICENSEE "AS IS," AND WITHOUT WARRANTY OF ANY KIND. ANNUNCIO HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES IN CONNECTION WITH THE ANNUNCIO PRODUCT AND THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

Section 7.7. Licensee Materials. Annuncio has no obligations with respect to the
             ------------------
Licensee Materials used in connection with the Software over the Internet. Annuncio shall have no liability whatsoever with respect to any Licensee Materials transmitted with the use of the Software, and Licensee is solely responsible and bears all risk with respect to the use of the Software to transmit or store any data including but not limited to security or privacy with respect to such data.

ARTICLE 8. CONFIDENTIALITY

Section 8.1. Exclusion. Notwithstanding Section 1.1(b), Confidential Information
             ---------
shall exclude information that: (a) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it, (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

Section 8.2. Confidentiality of Agreement. Each party hereto agrees that the
             ----------------------------
terms and conditions, but not the existence, of this Agreement shall be treated as the other party's Confidential Information and that no reference to the terms and conditions of this Agreement or to activities pertaining thereto can be made in any form of public or commercial advertising without the prior written consent of the other party; provided, however, that each party may disclose the
                            --------  -------
terms and conditions of this Agreement; (1) as required by any court or other governmental body, (2) as otherwise required by law; (3) to legal counsel of the parties; (4) in connection with the requirements of an initial public offering or securities filing, provided that Annuncio requests confidential treatment of such Confidential Information as may be requested by Licensee; (5) in confidence, to accountants, banks, and financing sources and their advisors; (6) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; or (7) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

Section 8.3. Compelled Disclosure. If a Receiving Party is, or believes that it
             --------------------
will be, compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt notice so that the Disclosing Party may take steps to oppose such disclosure.

Section 8.4. Obligations. The Receiving Party shall treat as confidential all of
             -----------
the Disclosing Party's Confidential Information and shall not use such Confidential Information except as expressly permitted under this Agreement. Without limiting the foregoing, the Receiving Party shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event less than reasonable care, to prevent the disclosure of the Disclosing Party's Confidential Information.

ARTICLE 9. INDEMNIFICATION

Section 9.1. By Annuncio. Annuncio shall, at its expense, defend and hold
             -----------
Licensee each harmless from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Licensee arising out or relating to any third party claim, suit or proceeding alleging that the Software infringes any third party United States patent, trademark, trade secret or copyright; provided that Licensee promptly notifies Annuncio in writing of any such claim and promptly tenders full control of the defense and settlement of any such claim to Annuncio at Annuncio's expense and with Annuncio's choice of counsel. Licensee shall cooperate with Annuncio, at Annuncio's expense, in defending or settling such claims.

Section 9.2. Licensee Materials. Licensee shall, at its expense, defend and hold
             ------------------
Annuncio harmless from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Annuncio arising out of or relating to any third party claim, suit or proceeding alleging that the Licensee Materials (i) are factually inaccurate, misleading or deceptive, (ii) infringe or misappropriate any copyright, trademark, trade secret or other intellectual property right of any third party, or (iii) are libelous, defamatory, obscene or pornographic or violates other civil or criminal laws, including those regulating the use and distribution of content on the Internet and protection of personal privacy; provided that Annuncio promptly notifies Licensee in writing of any such claim and promptly tenders full control of the defense and settlement of any such claim to Licensee at Licensee's expense and with Licensee's choice of counsel. Annuncio shall cooperate with Licensee, at Licensee's expense, in defending or settling such claims.

ARTICLE 10. TERM.

Section 10.1. Term. This Agreement shall commence on the Effective Date and
              ----
shall continue throughout the Term unless otherwise terminated earlier in accordance with the terms of this Article 9.

Section 10.2. Termination. In the event of a material breach of this Agreement,
              -----------
the nonbreaching party shall be entitled to terminate this Agreement by written notice to the breaching party, if such breach is not cured within thirty (30) days after written notice is given to the breaching party, specifying the breach.

Section 10.3. Effect of Termination. Upon any expiration or termination of this
              ---------------------
Agreement, all rights and licenses granted to Licensee under this Agreement shall terminate. Except as expressly provided herein, all of Annuncio's proprietary rights and confidential information, if any, shall be promptly returned to Annuncio or destroyed by Licensee, and certification of destruction shall be made in writing to Annuncio within ten (10) days after such return or destruction

Section 10.4. Nonexclusive Remedies. The rights and remedies provided to the
              ---------------------
parties in this Article 9 shall not be exclusive and are in addition to all other rights and remedies provided by this Agreement or any other relevant written agreement or available by law or in equity.

Section 10.5. Survival. Notwithstanding anything to the contrary contained in
              --------
this Agreement, Articles 1, 7, 9, 10 and 11 shall survive any expiration or termination of this Agreement.

ARTICLE 11. LIMITATION OF LIABILITY

Section 11.1. Total Liability. EXCEPT FOR DAMAGES ARISING OUT OF SECTIONS 8.4
              ---------------
and 9.1, ANNUNCIO'S TOTAL LIABILITY TO LICENSEE FOR ANY KIND OF LOSS, EXPENSE, COST, CLAIM OR DAMAGE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, SHALL BE LIMITED TO THE AMOUNTS PAID TO ANNUNCIO BY LICENSEE HEREUNDER.

Section 11.2. Exclusion of Damages. EXCEPT FOR DAMAGES ARISING OUT OF SECTIONS
              --------------------
8.4 and 9.1, IN NO EVENT SHALL ANNUNCIO BE LIABLE TO LICENSEE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT ANNUNCIO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT WITH RESPECT TO OR IN CONNECTION WITH ANY VIOLATION OF ANY PROPRIETARY OR INTELLECTUAL PROPERTY RIGHT OF ANNUNCIO, IN NO EVENT SHALL LICENSEE BE LIABLE TO ANNUNCIO FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

Section 11.3. Failure of Essential Purpose. The limitations specified in this
              ----------------------------
Article 10 shall survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.

ARTICLE 12. GENERAL

Section 12.1. Merger and Amendments. This Agreement may not in any way be
              ---------------------
modified, changed or amended except by a written instrument duly executed by the parties hereto which states that it is an amendment to this Agreement. This Agreement, including the Confidentiality Agreement, when executed, constitutes the entire, final, complete and exclusive agreement between the parties and supersedes any prior negotiations, understanding or agreements, whether oral or in writing, concerning the subject matter hereof. Moreover, any standard printed forms or other documents of either party (such as those contained on a purchase order or invoice) shall have no force or effect.

Section 12.2. Construction. All references in this Agreement to "Articles,"
              ------------
"Sections" and "Exhibits" refer to the articles, sections and exhibits to this Agreement. The words "hereof," "herein" and "hereunder" and other words of
                      ------    ------       ---------
similar import refer to this Agreement as a whole, including the exhibits and schedules hereto.

Section 12.3. Governing Law. THIS AGREEMENT IS MADE IN ACCORDANCE WITH AND SHALL
              -------------
BE GOVERNED AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO SUCH STATE'S CONFLICTS OF LAW PRINCIPLES. IN NO EVENT SHALL THIS AGREEMENT BE GOVERNED BY THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

Section 12.4. Jurisdiction. The state and federal courts of the State of
              ------------
California shall have exclusive jurisdiction and venue over all controversies in connection herewith, and each party hereby irrevocably consents to such exclusive and personal jurisdiction and venue.

Section 12.5. Assignments. Neither party may assign this Agreement or any right
              -----------
or obligation hereunder without the other party's prior written consent; provided however, that either party may assign this Agreement without such consent to any successor as a result of any merger, consolidation or other corporate reorganization of such party or any sale of all or substantially all of the assets of that party. Notwithstanding the foregoing, Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of each party.

Section 12.6. Severability. If any provision of this Agreement is held to be
              ------------
illegal, unenforceable or invalid, no other provision of this Agreement shall be affected thereby, and the remaining provisions of this Agreement shall be construed and reformed and shall continue with the same effect as if such illegal, unenforceable or invalid provision was not a part hereof; provided
                                                                   --------
that, notwithstanding any other provision of this Agreement, if any limitation on the grant of any license to Licensee hereunder is found to be illegal, unenforceable, or invalid, such license shall immediately terminate.

Section 12.7. Waiver. Any waiver (express or implied) by either party of any
              ------
default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

Section 12.8. Notices All notices or other communications required or permitted
              -------
to be given pursuant to this Agreement shall be in writing and shall be considered properly given or made if hand delivered, mailed first class mail, postage prepaid, sent by prepaid telegram (or telex or other facsimile transmission) or sent by express overnight courier service to the relevant addresses below or to such other address as either party hereto may designate by like notice sent to the other party hereto. All notices shall be deemed given when received.

Section 12.9.  Headings. The headings and captions contained in this Agreement
               --------
shall not be considered to be a part hereof for purposes of interpreting or applying this Agreement, but are for convenience only.

Section 12.10. Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which will be deemed an original and both of which together will constitute one instrument.

Section 12.11. Import and Export Controls. Licensee understands and acknowledges
               --------------------------
that Annuncio may be subject to regulation by agencies of the U.S. government, including the U.S. Department of Commerce which prohibit export or diversion of certain products, technology and technical data to certain countries. Any and all obligations of Annuncio to provide the Software, software, documentation or any media in which any of the foregoing is contained, as well as any training or technical assistance shall be subject in all respects to such United States laws and regulations, as shall from time to time govern the license and delivery of technology, products and technical data abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, International Trade Administration, and Bureau of Export Administration.

Section 12.12. Contingency. Neither party hereto shall be held responsible for
               ------------
any delay or failure in performance hereunder caused in whole or in part by fire, strike, flood, embargo, labor dispute, delay or failure of any subcontract, act of sabotage, riot, accident, delay of carrier or supplier, voluntary or mandatory compliance with any governmental act, regulation or request, act of God or by public enemy, or any act or omission or other cause beyond such party's control. If any such contingency shall occur, this Agreement shall be deemed extended by the length of time such contingency continues.

Section 12.13. Independent Contractors. The parties hereto are independent
               -----------------------
contractors and neither
party is an employee, agent, partner or joint venturer of the other. Neither party shall have the right, nor shall either party attempt, to bind the other party, whether directly or indirectly, to any agreement with a third party or to incur any obligation or liability on behalf of such other party, whether directly or indirectly.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate by duly authorized officers or representatives as of the date first above written.

ANNUNCIO SOFTWARE, INC.                           E-STAMP CORPORATION

By: /s/ Signature Illegible                       By: /s/ Signature Illegible

Name: DIDIER HORETTI                              Name: Nicole Eagan
      --------------                                    ------------

Title: President & CEO                            Title: SVP, Marketing & Sales
       ---------------                                   ----------------------

                                   EXHIBIT A

                               ANNUNCIO SOFTWARE

Annuncio Live TM software as described in product documentation and developed by Annuncio Software.



                                       9
                                       -

                                   EXHIBIT B

                                VARIABLE TERMS

TERMS AND LICENSE FEE At its option, E-Stamp may choose to license pursuant to either the perpetual license option or the annual license option as fully described in Exhibit B-1. The parties agree that the Term began on August 1, 1999.

DESIGNATED SYSTEM:    NT



                                       10
                                       --

                                  Exhibit B-1

                          LICENSE/MAINTENANCE OPTIONS
                          ---------------------------

E-Stamp has been a participant in the Annuncio Live beta program and as such, is entitled to the product purchase terms outlined below. This participation has also included free use of the software up until installation of the official release version 1.0 of the software and free installation of the general release software. Support and services have been provided to assure successful use of the software up until general release, with the exception of certain agreed to recent activities required from Annuncio Software's Professional Services Group in support of on-going campaign management and development.

At this point in time, E-Stamp can be serviced by the standard version of the Annuncio Live software. The license for this software entitles E-Stamp to up to [*] transactions per year. There are two options for E-Stamp's purchase of the software:

     1.   PERPETUAL LICENSE                  List Price [*]            Discounted Price [*]
          First Year support & Maintenance   List Price [*]            Discounted Price [*]

          Total Cost for One Year                                      [*]

     After year one, E-Stamp would pay annual support and maintenance fees at the then current rate.

     2.   ANNUAL LICENSE                     List Price of [*]         Discounted Price [*]
          Includes support and maintenance

          Total Cost for One Year            [*]

     After year one, E-Stamp can either renew the annual license fee at the then current list price, or choose to convert to a Perpetual License, at a cost of the then current list price of the software, [*] plus maintenance based on list costs.

As E-Stamp's business continues to build, you may find that E-Stamp may be supporting more then [*] transactions per year. At that time you will need to upgrade to a larger Annuncio Live transaction volume. If the upgrade occurs during 1999, the then current upgrade costs will reflect the discounts noted above. After that time, Annuncio Live volume upgrades will fall under the standard list prices quoted at the time.

                                       11
                                       --

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT C

                             MARKETING ACTIVITIES

During the Term, Licensee agrees to be designated as a customer in Annuncio sales and marketing materials. Customer agrees to be designated in a press release and to provide a minimum of one quote regarding Licensee's experience with Annuncio Software and Annuncio Live for use in such materials and/or press releases, subject to prior approval of Licensee, such approval not to be unreasonably withheld. During the Term of this Agreement, Licensee will make a minimum of one (1) person available to speak by phone with press, analysts, and customers about Licensee's experience with Annuncio and the Software. Licensee also agrees to contribute to a written customer case study for publishing by Annuncio Software.

                                       12
                                       --

                                   EXHIBIT D

                       ANNUNCIO STANDARD SUPPORT PROGRAM

                             TERMS AND CONDITIONS

Annuncio Standard Support Program Terms and Conditions ("Standard Support Program") are referenced in and incorporated into the License Agreement between Annuncio and Licensee ("Agreement"). Any capitalized terms not specifically defined in herein have the same meaning as in the Agreement.

1.   STANDARD SUPPORT PROGRAM: As part of its Software Support Program, Annuncio
     ------------------------
will provide Licensee with the following services in consideration for payment of the applicable Annual Maintenance Fee:

     a)  Software Maintenance: All Patches, Maintenance Releases and Major
         --------------------
Releases for the licensed Software and supporting Documentation will be provided to Licensee.

     b)  Unlimited Incidents: Designated Support Contacts can make as many
         -------------------
telephone or e-mail requests as required to address Incidents under the Support Program.

     c)  Telephone Support: Annuncio provides toll-free telephone support for
         -----------------
use of its Software for Licensee's Designated Support Contacts. Except for Annuncio holidays, telephone support is provided from 8 a.m. to 5 p.m. Pacific Standard Time.

     d)  Remote Access and Diagnostics: Annuncio will utilize remote dial-in
         -----------------------------
capabilities via modem to expedite the evaluation and of problems reported by Licensee. If Licensee does not grant Annuncio access to dial-in capabilities via modem, Licensee agrees to pay for any fees and expenses incurred while providing on-site services at Annuncio's then-current consulting rates.

     e)  Watch Dog: Licensee can utilize the Watch Dog utility to determine if
         ---------
key components of Annuncio's Software are operating correctly.

     f)  Escalation Process: Reported problems will be tracked as part of a
         ------------------
standard escalation process which provides Licensee with access to the status of the problem and, if necessary, an escalation procedure.

2.   EXCLUSIONS: Annuncio will not have an obligation to support; i)
     ----------
substantially altered, damaged or modified Software; ii) Incidents caused by Licensee's negligence, hardware malfunction, or other causes beyond Annuncio's reasonable control; iii) Software installed on a Designated System not supported by Annuncio; and iv) third party software. Annuncio also will not support any previous version of the Software for more than 6 months after the release of a subsequent Maintenance Release or Major Release.

3.   PAYMENT: The fee for the initial term of the Standard Support Program will
     -------
be as set forth in the License Agreement and exhibits thereto. Thereafter, if Licensee chooses to continue receiving support under the Standard Support Program, Licensee shall pay Annuncio the then-current Annual Support Program Fee. The applicable Annual Support Program Fees will be billed on an annual basis upon renewal of the Support Program. Payment shall be due thirty (30) days form renewal. Unless Licensee has provided proof of tax-exempt status, Licensee is responsible for all taxes associated with the Support Program, except for those taxes based on Annuncio's income. Should Licensee elect not to renew the Support Program and

                                       13
                                       --
subsequently requests to reinstate the Support Program, Annuncio will reinstate the Support Program only after Licensee pays Annuncio the then-current Annual Support Program Fee plus all cumulative fees that would have been payable had Licensee not suspended the Support Program.

4.   CUSTOMER RESPONSIBILITIES:
     -------------------------

a) Customer shall assist Annuncio in the diagnosis of a reported software problem by providing information and documentation and by performing reasonable tests requested by Annuncio's Support Program personnel.

b) Licensee shall implement any Patch within sixty (60) days of its availability. Customer's failure to implement any such Patch will relieve Annuncio of its obligations to provide support for problems that would have been corrected by such implementation.

c) Licensee shall provide Designated Support Contacts who are competent and capable of maintaining and understanding the operation of the licensed Software.

5.   DEFINITIONS.
     -----------

A. Designated Support Contacts means the person(s), to a maximum of four individuals, who may contact Annuncio under the Support Program. Two of the Support Contacts shall be designated by Licensee as marketing support contacts, one of whom will be the primary marketing contact and one of whom will be the back-up marketing contact. Likewise, two of the Support Contacts shall be designated by Licensee as technical support contacts, one of whom will be the primary technical contact and one of whom will be the back-up technical contact. A back-up support contact will access Support Services under this Agreement only if the primary marketing or technical support contact, as applicable, is unavailable. Licensee shall not designate anyone a Support Contact, either Marketing or Technical, unless that individual has attended the applicable training course(s) for the Annuncio Software.

B. Incident means a Software malfunction that degrades or affects Licensee's use of the Software.

C. Maintenance Release means a release of Software containing an accumulation of Patches and possibly limited new functionality.

D. Major Release means a one copy of the new release of the Software containing new functionality that is not designated by Annuncio as new products or as functionality for which Annuncio charges separately.

E. Patch means the repair or replacement of source, object or executable software code to address an Incident.

                                       14
                                       --